May 2, 2012

Supplement

SUPPLEMENT DATED MAY 2, 2012 TO THE PROSPECTUS OF
MORGAN STANLEY INTERNATIONAL VALUE EQUITY FUND
Dated December 30, 2011

The Board of Trustees (the "Board") of Morgan Stanley International Value Equity Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Institutional Fund, Inc., on behalf of its series International Equity Portfolio ("International Equity"), pursuant to which substantially all of the assets of the Fund would be combined with those of International Equity and shareholders of the Fund would become shareholders of International Equity, receiving shares of International Equity equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund would receive the Class of shares of International Equity that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held during the third quarter of 2012. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning International Equity is expected to be distributed to shareholders of the Fund during the third quarter of 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

IVQSPT 5/12